Exhibit (a)(1)(B)

Letter of Transmittal
to tender Ordinary Shares
of
RADVISION Ltd.
pursuant to the Offer to Purchase dated April 30, 2009
by
Mr. Zohar Zisapel

The Initial Offer Period and withdrawal rights will expire at 10:00 a.m., New York time, and 5:00 p.m., Israel time, on Monday, June 1, 2009, unless the Offer is extended

The U.S. Depositary for the offer is:

American Stock Transfer & Trust Company

By Hand/Overnight Courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	By Facsimile (to Eligible Institutions only): (718) 234-5001 Confirm by Telephone: Toll-free (877) 248-6417 (718) 921-8317	By Mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF APPLICABLE TO YOU, MAKE SURE YOU COMPLETE (1) THESUBSTITUTE FORM W-9 INCLUDED HEREIN OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE, TO PREVENT U.S. BACKUP WITHHOLDING TAX OF 28%, IN EACH CASE, ON ANY CASH PAYMENT PAYABLE TO YOU PURSUANT TO THE OFFER.

SUBJECT TO APPLICABLE LAW, THE OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR THE ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

Name(s) and Address(es) of Registered Holder(s)	DESCRIPTION OF SHARES TENDERED
	Share Certificate No(s)., if available*	Number of Shares Represented by Certificate**

TOTAL SHARES

* Need not be completed by shareholders delivering ordinary Radvision shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the U.S. Depositary are being tendered. See Instruction 4.

        ž Holders of Radvision shares must complete this Letter of Transmittal (i) if certificates evidencing shares are to be forwarded with this letter, or (ii) unless an agent’s message (as defined in Section 3 of the Offer to Purchase, as referred to below) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company, as depositary (the “U.S. Depositary”) at The Depository Trust Company (the “Book-Entry Transfer Facility” or “DTC”). Delivery of documents to DTC or any other party does not constitute delivery to the U.S. Depositary.

        Shareholders whose certificates evidencing shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the U.S. Depositary prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date (as defined in Section 1 of the Offer to Purchase), as applicable, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will not be able to tender their shares pursuant to guaranteed delivery procedure. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

Check here if shares are being delivered by book-entry transfer to the U.S. Depositary’s account at The Depository Trust Company and complete the following:

Name of Tendering Institution: _________________________________________________________________

Account Number: ___________________________________________________________________________

Transaction Code Number: ____________________________________________________________________

IMPORTANT: This Letter of Transmittal, properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message) and certificates or confirmation of book-entry transfer and all other required documents) must be received by the U.S. Depositary prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date, as applicable. Delivery of this Letter of Transmittal to an address other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

        The undersigned hereby tenders to Mr. Zohar Zisapel (the “Purchaser”), the above-described ordinary shares, par value NIS 0.10 per share (the “Shares”) of RADVISION Ltd. (“Radvision “), pursuant to the Purchaser’s offer to purchase 971,394 Shares at $6.30 per Share, net to the seller in cash, less any required withholding taxes and without interest, upon the terms of, and subject to the conditions to, the Offer to Purchase, dated April 30, 2009 (the “Offer to Purchase”) and this Letter of Transmittal (which, as amended from time to time, together constitute the “Offer”), receipt of which is hereby acknowledged.

        Upon the terms of, and subject to the conditions to, the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after June 1, 2009 (collectively, “Distributions”)) and irrevocably appoints the U.S. Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates evidencing the tendered Shares (and all Distributions), or transfer ownership of the tendered Shares (and all Distributions) on the account books maintained by The Depository Trust Company, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (2) present the tendered Shares (and all Distributions) for transfer on the books of Radvision, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Shares (and all Distributions), all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Purchaser as the attorney and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the Shares tendered. This proxy and power of attorney is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the tendered Shares by the Purchaser in accordance with other terms of the Offer. Acceptance for payment will revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to the tendered Shares (and all shares and other securities issued in Distributions in respect of the tendered Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon the Purchaser’s acceptance of the tendered Shares for payment, the Purchaser must be able to exercise all rights, including voting rights, with respect to the tendered Shares (and any and all Distributions), including, without limitation, voting at any meeting of Radvision’s shareholders then scheduled.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, that when the tendered Shares are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title to such Shares and Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of the tendered Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, will execute and deliver all additional documents deemed by the U.S. Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions. In addition, the undersigned will remit and transfer promptly to the U.S. Depositary for the account of the Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and until receipt of transfer or appropriate assurance of receipt and transfer, the Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the tendered Shares, or deduct from the purchase price, the amount or value of that Distribution as determined by the Purchaser in its sole discretion.

        No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the undersigned. All obligations of the undersigned in this Letter of Transmittal will be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms of, and conditions to, the Offer. The Purchaser’s acceptance of the tendered Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms of, and subject to the conditions to, the Offer (and if the Offer is extended or amended, the terms of, or conditions to, any such extension or amendment).

        Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered” on the reverse of this Letter of Transmittal. In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at The Depository Trust Company. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) if the Purchaser does not accept for payment any Shares tendered hereby.

IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 2.

SIGN HERE
(and complete a Substitute Form W-9 or the appropriate Form W-8, as applicable. See "IMPORTANT TAX INFORMATION".)

X                                                                                                                                                         Dated:                                      ,2009

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):_____________________________________________________________________________________________________________________________________________________
Please Print

Capacity (full title):_____________________________________________________________________________________________________________________________________________

Address:_____________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________
Please Include Zip Code

Daytime Area Code and Telephone No: _____________________________________________________________________________________________________________________________

Taxpayer Identification or Social Security No.:_____________________________________________________________________________________________________________________________________________
(See Substitute Form W-9 below)

Guarantee of Signature(s)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

Financial Institutions: Place Medallion Guarantee in Space Below

FOR USE BY U.S. DEPOSITARY/ PURCHASER ONLY

By power-of-attorney from the Purchaser, the U.S. Depositary hereby sets its corporate seal to indicate acceptance of the tendered Shares by the Purchaser: ___________________

If you do not wish to have the check for the purchase price of the Shares and the certificate evidencing Shares not tendered or not purchased issued in the name of the record holder(s) of the Shares, please complete the “Special Payment Instructions” below. If the check for the purchase price of the tendered Shares and the certificate evidencing Shares not tendered or not purchased are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this Letter of Transmittal, the certificate(s) must be endorsed and signatures guaranteed.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
Fill in ONLY if check for the purchase price of the shares and the certificate evidencing shares not tendered or not purchased are to be issued in the name of someone other than the registered holder(s). Please Print.

Name:____________________________________________________________________________________________________________
                            (First, Middle & Last Name)

Address:__________________________________________________________________________________________________________
                            (Number and Street)

_________________________________________________________________________________________________________________
                            (City, State and Zip)

Tax Identification or Social Security Number (See Substitute Form W-9 below): __________________________________________________

        If you wish to have the check delivered to someone other than the record holder(s) or to an address other than the address specified in “Description of Shares Tendered” please complete the “Special Delivery Instructions” below and the check will be mailed to the address(es) indicated.

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

Fill in ONLY if check for the purchase price of shares purchased and certificates evidencing shares not tendered or not purchased are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above. Please Print.

Deliver check(s) to:

Name:____________________________________________________________________________________________________________
                            (First, Middle & Last Name)

Address:__________________________________________________________________________________________________________
                            (Number and Street)

_________________________________________________________________________________________________________________
                            (City, State and Zip)

Tax Identification or Social Security Number (See Substitute Form W-9 below): __________________________________________________

TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS*

PAYER'S/ REQUESTER'S NAME: American Stock Trust & Transfer Company, as U.S. Depositary

SUBSTITUTE Form W-9	Part 1 - Please print or type
Name (as shown on your income tax return):
Business name, if different from the above:
Check the appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Limited liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ____
	☐ Other		☐ Exempt payee
Address (number, street, and apt. or suit no.):
City, State, and ZIP code:
Part 2 - Taxpayer Identification Number

Enter your TIN in the appropriate box. The TIN provided must match the name given on Part 1 to avoid backup withholding. For individuals, this is your social security number (SSN). For other entities, it is your employer identification number (EIN).

Social Security Number:
Employer Identification Number:
CERTIFICATION:

Under penalties of perjury, I certify that: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be assigned to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

                                                                                            Also see instructions in the enclosed Guidelines

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
	Sign Here	Signature of U.S. Person:	Date:
Payer's Request for Taxpayer Identification Number	Part 3 Awaiting Taxpayer Identification Number ☐

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

                                                                                                                                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 28% of all reportable payments made to me pursuant to the Offer shall be withheld until I provide a taxpayer identification number and that, if I do not provide any taxpayer identification number within 60 days, such withheld amount shall be remitted to the Internal Revenue Service as backup withholding, and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

______________________________________________                      ______________________________________________
Signature Date

For assistance in completing this form, call the U.S. Depositary at (718) 921-8200 and also see Instruction 9 and the section entitled “Important Tax Information.”

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN UNITED STATES BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO ORDINARY SHARES, NIS 0.10 PAR VALUE PER SHARE, OF RADVISION SURRENDERED. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

     1.        Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Program, or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”), unless (a) this Letter of Transmittal is signed by the registered holder(s) of shares (which term, for purposes of this document, will include any participant in The Depository Trust Company whose name appears on a security position listing as the owner of shares) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the reverse of this Letter of Transmittal or (b) the shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2.        Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used (i) if certificates are to be forwarded with it, or (ii) if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates evidencing all physically tendered shares, or a confirmation of a book-entry transfer into the U.S. Depositary’s account at The Depository Trust Company of all shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the U.S. Depositary at one of its addresses set forth below prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date (as defined in Section 1 of the Offer to Purchase), as applicable. If certificates are forwarded to the U.S. Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each delivery.

        Shareholders whose certificates are not immediately available, who cannot deliver their certificates and all other required documents to the U.S. Depositary prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date, as applicable, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will not be able to tender their shares pursuant to guaranteed delivery procedure.

        The method of delivery of this Letter of Transmittal, certificates and all other required documents, including delivery through The Depository Trust Company, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the U.S. Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Purchaser, in his sole discretion. This determination will be final and binding on all parties (unless challenged by holders of Radvision shares in a court of competent jurisdiction, in which case such court’s decision, subject to appellate court review, if applicable, shall be final and binding on all parties). The Purchaser reserves the absolute right to reject any or all tenders that the Purchaser determines not to be in proper form or the acceptance for payment of which may be unlawful. The Purchaser also reserves the absolute right, in his sole discretion, to waive any defect or irregularity in any tender of shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders. A tender of shares will not have been made until all defects and irregularities have been cured or waived. Neither the Purchaser, nor, his affiliates, his assigns, the Depositaries (as defined in the Offer to Purchase), his Israeli legal counsel or any other person will be under any duty to give notification of any defects or irregularities in tenders of Radvision shares or Notices of Objection or incur any liability for failure to give any notification.

        No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased. By execution of this Letter of Transmittal, all tendering shareholders waive any right to receive any notice of the acceptance of their shares for payment.

        If any share certificate has been lost, destroyed or stolen, the shareholder should promptly notify the U.S. Depositary. The shareholder then will be instructed as to the steps that must be taken in order to replace the share certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed share certificates have been followed.

IMPORTANT: IF YOU SUBMIT A LETTER OF TRANSMITTAL, BY WHICH YOU TENDER YOUR SHARES, AND THEREAFTER YOU DELIVER TO US A NOTICE OF OBJECTION WITH RESPECT TO THOSE SHARES, WE WILL DISREGARD YOUR LETTER OF TRANSMITTAL. SIMILARLY, IF YOU SUBMIT TO US A NOTICE OF OBJECTION WITH RESPECT TO YOUR SHARES AND THEREAFTER YOU DELIVER TO US A LETTER OF TRANSMITTAL BY WHICH YOU TENDER THOSE SHARES, WE WILL DISREGARD YOUR NOTICE OF OBJECTION. IF YOU SUBMIT A LETTER OF TRANSMITTAL AND A NOTICE OF OBJECTION CONCURRENTLY WITH RESPECT TO THE SAME SHARES, THE NOTICE OF OBJECTION WILL BE DISREGARDED.

    3.        Inadequate Space. If the space provided on the reverse of this Letter of Transmittal under “Description of Shares Tendered” is inadequate, the certificate numbers, the number of shares evidenced by such certificates and the number of shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4.        Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all shares evidenced by any certificate delivered to the U.S. Depositary with this Letter of Transmittal are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, new certificate(s) evidencing the remainder of shares that were evidenced by the certificates delivered to the U.S. Depositary with this Letter of Transmittal will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on the reverse of this Letter of Transmittal, as soon as practicable after the Initial Completion Date or Final Expiration Date, as applicable, or the termination of the offer. All shares evidenced by certificates delivered to the U.S. Depositary will be deemed to have been tendered unless otherwise indicated.

    5.        Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing the tendered shares without alteration, enlargement or any other change whatsoever.

        If any tendered shares are held of record by two or more persons, all of those named persons must sign this Letter of Transmittal. If any tendered shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered shares.

        If this Letter of Transmittal is signed by the registered holder(s) of tendered shares, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing shares tendered, the tendered certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of tendered shares, the certificate(s) evidencing tendered shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Purchaser of that person’s authority so to act must be submitted.

    6.        Share Transfer Taxes. The amount of any share transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer will be deducted from the purchase price of the tendered Shares purchased, unless evidence satisfactory to the Purchaser of the payment of the taxes, or that the transfer is not subject to tax, is submitted. The Purchaser will only be liable for share transfer taxes with respect to the sale and transfer of any Shares if such taxes are expressly imposed by applicable law on the Purchaser.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing tendered shares.

    7.        Special Payment and Delivery Instructions. If a check for the purchase price of any tendered shares is to be issued in the name of, and/or certificate(s) evidencing shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if a check or any such certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” on the reverse of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

    8.        Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to Noa Rosenberg-Segalovitz, Adv. from Goldfarb, Levy, Eran, Meiri, Tzafrir & Co., Purchaser’s Israeli legal counsel, at the address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, and other documents related to the Offer may be obtained from Goldfarb, Levy, Eran, Meiri, Tzafrir & Co.

    9.        Substitute Form W-9, Appropriate Form W-8. Each holder surrendering certificates for payment, including a Holder of Restricted Shares, is required to provide the U.S. Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 (provided herein) and certify under penalties of perjury that such number is correct and indicate whether such holder is subject to backup withholding as provided in the certification instructions in part 2 of the form. Each holder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the form may subject the holder to a 28% federal income tax withholding on the purchase price and to a $50 penalty imposed by the Internal Revenue Service. The box in Part 3 of the Substitute Form W-9 may be checked if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the U.S. Depositary will withhold 28% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the U.S. Depositary. If the holder provides a properly certified TIN within 60 days, the U.S. Depositary will refund the withheld taxes upon the holder’s request. Each holder who is not a U.S. Holder (as defined in Section 5 of the Offer to Purchase) must complete and submit the applicable Form W-8 in order to be exempt from the 28% federal income tax backup withholding due on payments with respect to the Shares. The appropriate Form W-8 may be obtained from Goldfarb, Levy, Eran, Meiri, Tzafrir & Co. and the U.S. Depositary. Shareholders that are not U.S. Holders are urged to consult their tax advisor regarding the appropriate IRS Form W-8 in light of their particular circumstances.

    10.        Additional Offer Period. Promptly following the Initial Completion Date (as defined in the Offer to Purchase), the Purchaser will publicly announce whether or not the conditions to the offer have been satisfied or , subject to applicable law, waived by the Purchaser. As required by Israeli law, if the conditions to the offer have been satisfied or, subject to applicable law, waived by the Purchaser and if, with respect to each share owned by a shareholder: (a) he or she has not yet responded to the offer, (b) he or she has notified the Purchaser of his or her objection to the Offer, or (c) he or she has tendered such share but have withdrawn his or her tender prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date, such shareholder will be afforded an additional four calendar-day period, until 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Final Expiration Date, during which period he or she may tender each such share. See Section 1 of the Offer to Purchase.

IMPORTANT TAX INFORMATION

        United States

        Under U.S. federal income tax law, a shareholder whose tendered shares are accepted for payment is generally required to provide the U.S. Depositary (as payer) with the shareholder’s correct TIN on Substitute Form W-9. If a shareholder is an individual, the TIN generally is the shareholder’s social security number. If the U.S. Depositary is not provided with the correct TIN, the shareholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to the shareholder with respect to shares purchased pursuant to the offer may be subject to backup withholding of 28%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, an additional penalty may also be imposed by the Internal Revenue Service.

        Many shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement on the appropriate IRS Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. Forms of those statements can be obtained from Goldfarb, Levy, Eran, Meiri, Tzafrir & Co. and the U.S. Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A tax advisor should be consulted as to that shareholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption, including the appropriate IRS Form W-8 in light of such shareholder’s circumstances.

        If backup withholding applies, the U.S. Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the Internal Revenue Service.

        Purpose of Substitute Form W-9. To prevent backup withholding on payments that are made to a shareholder with respect to shares purchased in the offer, each shareholder is required to notify the U.S. Depositary of such shareholder’s correct TIN by completing the Substitute Form W-9 certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b)(i) that shareholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

        What Number to Give the U.S. Depositary. Each shareholder is required to give the U.S. Depositary the TIN (e.g., social security number or employer identification number) of the record holder of tendered shares. If shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the box in Part 3 of the Substitute W-9 should be checked. If the box in Part 3 is checked, the U.S. Depositary will withhold 28% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the U.S. Depositary. If the holder provides a properly certified TIN within 60 days, the U.S. Depositary will refund the withheld taxes upon the holder’s request.

         Israel

        Israeli Withholding Tax. As an individual, the Purchaser is not required under Israeli tax law to withhold Israeli tax at the source from the payments he will make under the Offer. However, tendering shareholders who hold their shares through an Israeli broker or financial institution will be subject to Israeli withholding tax (20% of capital gain as calculated under Israeli tax law) to the extent required by Israeli law, since Israeli brokers or financial institutions are generally required to withhold Israeli tax under Israeli law. The Israeli withholding tax is not an additional tax. Rather, the Israeli income tax liability of shareholders subject to Israeli withholding will be reduced by the amount of Israeli tax withheld. If Israeli withholding tax results in an overpayment of Israeli taxes, the holder may apply to the Israeli Tax Authority, or the ITA, in order to obtain a refund. However, the Purchaser cannot assure you whether and when the ITA will grant such refund.

        The foregoing description of certain tax withholding is only a summary and is qualified by all the terms of, and conditions to, the Offer set forth in the Offer to Purchase. In this respect, you are urged to read Section 2 and Section 5 of the Offer to Purchase.

        This Letter of Transmittal and certificates and any other required documents should be sent or delivered by each shareholder or that shareholder’s broker, dealer, commercial bank, trust company or other nominee to the U.S. Depositary at one of its addresses set forth below.

The U.S. Depositary for the offer is:

By Hand/Overnight Courier:	By Facsimile	By Mail:
(to Eligible Institutions only):
American Stock Transfer & Trust Company		American Stock Transfer & Trust Company
Operations Center	(718) 234-5001	Operations Center
Attn: Reorganization Department		Attn: Reorganization Department
6201 15th Avenue	Confirm by Telephone:	P.O. Box 2042
Brooklyn, New York 11219	Toll-free (877) 248-6417	New York, New York 10272-2042
(718) 921-8317

        Questions or requests for assistance may be directed to Noa Rosenberg-Segalovitz, Adv. from Goldfarb, Levy, Eran, Meiri, Tzafrir & Co., Purchaser’s Israeli legal counsel, at the address or telephone number set forth below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from Goldfarb, Levy, Eran, Meiri, Tzafrir & Co. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the offer.

Information concerning the offer is available from Purchaser’s Israeli legal counsel:

Goldfarb, Levy, Eran, Meiri, Tzafrir & Co.
2 Weizmann Street
Tel Aviv 64239, Israel
Telephone: (972) 3-608-9999